October 31, 2006
THE DREYFUS/LAUREL FUNDS TRUST
DREYFUS PREMIER INTERNATIONAL BOND FUND

Supplement to Statement of Additional Information
Dated December 30, 2005
As Revised, January 11, 2006

     The following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     Effective October 26, 2006, the Fund’s portfolio managers are Thomas F. Fahey and David Leduc, each of whom is employed by Dreyfus and Standish Mellon Asset Management, LLC, a subsidiary of Mellon and an affiliate of Dreyfus.